EXHIBIT 23.1




                          Consent of Independent Accountants

                                ----------------------

         As independent accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 21, 1996 included in Andrea Electronic Corporation's Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.

                                                    ARTHUR ANDERSEN LLP


Melville, New York
October 11, 1996